EXHIBIT 99.5

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholder of
Gregory Gold Producers, Incorporated (an exploration stage company)

We have audited the accompanying balance sheets of Gregory Gold Producers, Incorporated (an exploration stage company) as of December 31, 2008 and 2007, and the related statements of operations, shareholder’s equity (deficit) and cash flows for the years ended December 31, 2008 and 2007, and the period from September 28, 2004 (inception) to December 31, 2008. Gregory Gold Producers’ management is responsible for these financial statements. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Gregory Gold Producers, Incorporated as of December 31, 2008 and 2007, and the results of its operations and its cash flows for the years ended December 31, 2008 and 2007, and the period from September 28, 2004 (inception) to December 31, 2008 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern.  As discussed in Note 3 to the financial statements, the Company had net losses for the years ended December 31, 2008 and 2007 and had an accumulated deficit at December 31, 2008.  These conditions raise substantial doubt about its ability to continue as a going concern.  Management’s plans regarding those matters are also described in Note 3. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Carver Moquist & O’Connor, LLC

Edina, Minnesota
September 30, 2009

GREGORY GOLD PRODUCERS, INCORPORATED
(AN EXPLORATION STAGE COMPANY)
BALANCE SHEETS

	December 31,
	2008	2007
Assets
Current assets:
Cash and cash equivalents	$1,655	$—
Prepaid expenses and deposits	—	20,000
Total current assets	1,655	20,000

Equipment, net	71,101	73,206
Total Assets	$72,756	$93,206

Liabilities and Shareholder’s Equity (Deficit)
Current liabilities:
Accounts payable	$26,928	$11,815
Checks written in excess of bank balance	—	3,425
Due to Wits Basin Precious Minerals Inc. (Parent)	5,424,555	4,128,738
Accrued expenses	473,762	131,471
Total current liabilities	5,925,245	4,275,449

Commitments and contingencies

Shareholder’s equity (deficit):
Common stock, $.01 par value, 50,000 shares authorized: 100 shares issued and outstanding at December 31, 2008 and December 31, 2007	1	1
Accumulated deficit during exploration stage	(5,852,490)	(4,182,244)
Total shareholder’s equity (deficit)	(5,852,489)	(4,182,243)
Total Liabilities and Shareholder’s Equity (Deficit)	$72,756	$93,206

The accompanying notes are an integral part of these financial statements.

GREGORY GOLD PRODUCERS, INCORPORATED
(AN EXPLORATION STAGE COMPANY)
STATEMENTS OF OPERATIONS

			September 28, 2004
			(inception) to December 31,
	December 31,
	2008	2007	2008
Revenues	$—	$—	$—

Operating Expenses:
General and administrative	78,445	60,297	456,823
Exploration expenses	1,561,385	1,955,334	5,323,703
Depreciation and amortization	17,849	16,049	60,165
Loss on disposal of assets	12,362	—	12,362
Total operating expenses	1,670,041	2,031,680	5,853,053
Loss from operations	(1,670,041)	(2,031,680)	(5,853,053)

Other Income (Expense):
Other income	628	674	1,396
Interest expense	(833)	—	(833)
Total other income (expense)	(205)	674	563
Loss before income taxes	(1,670,246)	(2,031,006)	(5,852,490)

Income tax provision	—	—	—
Net loss	$(1,670,246)	$(2,031,006)	$(5,852,490)

Net Loss per Share:
Basic and Diluted Net Loss per Common Share	$(16,702)	$(20,310)	$(58,525)

Basic and Diluted Weighted Average Common Shares Outstanding	100	100	100

The accompanying notes are an integral part of these financial statements.

GREGORY GOLD PRODUCERS, INCORPORATED
(AN EXPLORATION STAGE COMPANY)
STATEMENTS OF SHAREHOLDER’S EQUITY (DEFICIT)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

			Accumulated
			deficit
			during
	Common stock		exploration
	Shares	Amount	stage	Total
BALANCE, December 31, 2006	100	$1	$(2,151,238)	$(2,151,237)

Net loss	—	—	(2,031,006)	(2,031,006)
BALANCE, December 31, 2007	100	1	(4,182,244)	(4,182,243)

Net loss	—	—	(1,670,246)	(1,670,246)
BALANCE, December 31, 2008	100	$1	$(5,852,490)	$(5,852,489)

The accompanying notes are an integral part of these financial statements.

GREGORY GOLD PRODUCERS, INCORPORATED
(AN EXPLORATION STAGE COMPANY)
STATEMENTS OF CASH FLOWS

			September 28, 2004
			(inception) to
	December 31,		December 31,
	2008	2007	2008
OPERATING ACTIVITIES:
Net loss	$1,670,246)	$(2,031,006)	$(5,852,490)
Adjustments to reconcile net loss to cash flows from operating activities:
Depreciation and amortization	17,849	16,049	60,165
Loss on disposal of miscellaneous assets	12,362	—	12,362
Issuance of equity securities by Wits Basin Precious Minerals Inc. (Parent) for exploration expenses	185,282	30,583	334,950
Changes in operating assets and liabilities:
Prepaid expenses and deposits	20,000	—	—
Accounts payable	15,113	(21,502)	26,928
Accrued expenses	342,291	86,041	473,762
Net cash used in operating activities	(1,062,349)	(1,919,835)	(4,944,323)

INVESTING ACTIVITIES:
Purchases of equipment	(28,106)	(9,169)	(143,628)
Net cash used in investing activities	(28,106)	(9,169)	(143,628)

FINANCING ACTIVITIES:
Checks written in excess of bank balance	(3,425)	3,425	—
Advances from Wits Basin Precious Minerals Inc. (Parent)	1,110,535	1,897,376	5,089,606
Net cash provided by financing activities	1,092,110	1,900,801	5,089,606

INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	1,655	(28,203)	1,655
CASH AND CASH EQUIVALENTS, beginning of period	—	28,203	—
CASH AND CASH EQUIVALENTS, end of period	$1,655	$—	$1,655

Supplemental cash flow information:
Cash paid for interest	$833	$—	$833
Cash paid for income taxes	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

GREGORY GOLD PRODUCERS, INCORPORATED
(AN EXPLORATION STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2008 and 2007

NOTE 1 – NATURE OF BUSINESS

Gregory Gold Producers, Incorporated (“we,” “us,” “our,” “Gregory Gold” or the “Company”), a Colorado corporation, is a minerals exploration company and a wholly owned subsidiary of Wits Basin Precious Minerals Inc. (“Wits Basin” or “Parent”).

In January 2005, Wits Basin acquired certain rights to purchase the Bates-Hunter Mine (the “Bates-Hunter Mine”) a prior producing gold mine located in Central City, Colorado. These rights further granted Wits Basin exploration rights of the Bates-Hunter Mine properties. Gregory Gold has been used by Wits Basin solely as the operating entity for the exploration activities in Colorado. We hold minimal assets related to operating the water treatment plant and area maintenance.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The preparation of these financial statements include the use of “carve out” accounting procedures wherein certain assets, liabilities and expenses historically recorded or incurred at the Wits Basin level, which related to or were incurred on behalf of the Company have been identified and allocated as appropriate to reflect the stand-alone financial results of the Company, in accordance with accounting principles generally accepted in the United States of America. In the ordinary course of business, Wits Basin provides various services, including accounting, treasury, tax, legal, human resources, public affairs and executive oversight. Costs for these services are charged to the Company by Wits Basin based on specifically identifiable expenses or are allocated to the Company by Wits Basin based primarily upon the Company's exploration activities. Both the Company and Wits Basin consider these cost allocations to be reasonable reflections of the cost of services provided. Charges for these services totaled $53,997 in 2008, $42,036 in 2007 and $383,106 since inception in general and administrative expenses. These charges may not necessarily be indicative of the cost the Company would incur for these services if it was a stand-alone, independent company.

The intercompany advances from Wits Basin do not bear interest, as such, no interest expense has been reflected in these financial statements.

Cash and Cash Equivalents

We include as cash equivalents: (a) certificates of deposit, and (b) all other investments with maturities of three months or less, which are readily convertible into known amounts of cash. We maintain our cash in high-quality financial institutions. The balances, at times, may exceed federally insured limits.

Equipment

Equipment is recorded at cost and depreciated using the straight-line method over estimated useful lives, from two to seven years.  Maintenance and repairs are charged to expense as incurred; major renewals and betterments are capitalized. As equipment is sold or retired, the related cost and accumulated depreciation are removed from the accounts and any gain or loss is included in operating income.

Long-Lived Assets

We will periodically evaluate the carrying value of long-lived assets to be held and used, including but not limited to our capital assets, when events and circumstances warrant such a review.  The carrying value of a long-lived asset is considered impaired when the anticipated undiscounted cash flow from such asset is separately identifiable and is less than its carrying value.  In that event, a loss is recognized based on the amount by which the carrying value exceeds the fair value of the long-lived asset. Fair value is determined primarily using the anticipated cash flows discounted at a rate commensurate with the risk involved.  Losses on long-lived assets to be disposed of are determined in a similar manner, except that fair values are reduced for the cost to dispose.

Revenue Recognition and Deferred Revenue

As of December 31, 2008, none of our operations provided any revenues and we do not expect to generate revenues for the foreseeable future.

Use of Estimates

Preparing financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Income Taxes

The Company is included in the consolidated federal income tax return of Wits Basin.  The tax provision included in the accompanying financial statements is calculated as if the Company filed separate federal and state income tax returns.  Deferred taxes are provided on temporary differences between book and tax basis of assets and liabilities which will have a future impact on taxable income. The Company has recorded a full valuation allowance against the net deferred tax asset due to the uncertainty of realizing the related benefits.

Net Loss per Common Share

Basic net loss per common share is computed by dividing net loss applicable to common shareholders by the weighted average number of common shares outstanding during the periods presented.  Diluted net loss per common share is determined using the weighted average number of common shares outstanding during the periods presented, adjusted for the dilutive effect of common stock equivalents, consisting of shares that might be issued upon exercise of options, warrants and conversion of convertible debt.  In periods where losses are reported, the weighted average number of common shares outstanding excludes common stock equivalents, because their inclusion would be anti-dilutive.

Effect of Recently Issued Accounting Standards

In April 2009, the Financial Accounting Standards Board (“FASB”) issued FASB Staff Position (“FSP”) No. FAS 157-4, Determining Fair Values When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly. This FSP provides guidance on (1) estimating the fair value of an asset or liability when the volume and level of the activity for the asset or liability have significantly declined and (2) identifying transactions that are not orderly. This FSP also amends certain disclosure provisions of SFAS No. 157 to require, among other things, disclosures in interim periods of the inputs and valuation techniques used to measure fair value. For the Company, this FSP is effective prospectively beginning April 1, 2009. The Company is currently evaluating the impact of this standard, but would not expect it to have a material impact on our financial position, results of operations, or cash flows.

In April 2009, the FASB issued FSP No. FAS 107-1 and APB 28-1, Interim Disclosures about Fair Value of Financial Instruments. This FSP essentially expands the disclosure about fair value of financial instruments that were previously required only annually to be also required for interim period reporting. In addition, this FSP requires certain additional disclosures regarding the methods and significant assumptions used to estimate the fair value of financial instruments. For The Company, these additional disclosures will be required beginning with the quarter ending June 30, 2009. We are currently evaluating the requirement of these additional disclosures.

In May 2009, the FASB issued SFAS No. 165, Subsequent Events. SFAS No. 165 is intended to establish general standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. It requires the disclosure of the date through which an entity has evaluated subsequent events and the basis for that date, that is, whether that date represents the date the financial statements were issued or were available to be issued. This disclosure should alert all users of financial statements that an entity has not evaluated subsequent events after that date in the set of financial statements being presented. SFAS No. 165 is effective for interim and annual periods ending after June 15, 2009. We are currently evaluating the requirement of these additional disclosures.

In June 2009, the FASB issued Statement of Financial Accounting Standards Statement No. 168, Accounting Standards Codification and Hierarchy of Generally Accepted Accounting Principles (“SFAS 168”), which establishes the Codification as the single source of authoritative US GAAP. This statement is effective for interim and annual statements issued after September 15, 2009 and will change the way we reference accounting standards in future disclosures.

NOTE 3 – GOING CONCERN

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, assuming we will continue as a going concern, which contemplates the realization of assets and satisfaction of liabilities in the normal course of business.  For the year ended December 31, 2008, we incurred losses from operations of $1,670,246. At December 31, 2008, we had an accumulated deficit of $5,852,490 and a working capital deficit of $5,923,590.  Our ability to continue as a going concern is dependent entirely on receiving funds from Wits Basin and their ability to raise the capital or debt directly identified for exploration activities of the Bates-Hunter Mine. If we are unable to obtain the necessary capital, we may have to cease operations.

NOTE 4 – PREPAID EXPENSES AND DEPOSITS

Included in prepaid expenses and deposits were two bonds (held in the form of certificates of deposit), in the amount of $10,000 each, required by the State of Colorado for exploration activities, which earned nominal interest. After the completion of certain drilling activities in 2008, we were no longer required to maintain these deposits and both were cashed in and deposited.

NOTE 5 – EQUIPMENT

Depreciation on our equipment is calculated on a straight-line method over the estimated useful life, presently ranging from two to seven years. Components of our fixed assets are as follows:

	December 31,
	2008	2007
Equipment	$117,605	$115,522
Less accumulated depreciation	(46,504)	(42,316)
	$71,101	$73,206

NOTE 6 – LEGAL MATTERS

The Company is subject to legal proceedings in the normal course of business. Management believes these proceedings will not have a material adverse effect on the financial statements.

NOTE 7 – INCOME TAXES

The income tax provision consists of the following for the years ended December 31:

	2008	2007
Current tax provision	$—	$—
Deferred tax provision	(618,000)	(751,000)
Valuation allowance	618,000	751,000
Total income tax provision	$—	$—

Significant components of the Company’s estimated deferred tax assets and liabilities at December 31:

Deferred tax assets:	2008	2007
Net operating loss	$2,165,000	$1,547,000
Valuation allowance	(2,165,000)	(1,547,000)
Net deferred tax assets	$—	$—

Reconciliation between the statutory rate and the effective tax rate for the years ended December 31:

	2008	2007
Federal statutory tax rate	34.0%	34.0%
State taxes, net of federal benefit	3.0%	3.0%
Valuation allowance	(37.0)%	(37.0)%
Effective tax rate	—	—

NOTE 8 – SUBSEQUENT EVENTS

Transfer of Gregory Gold by Wits Basin

On September 3, 2009, Wits Basin contributed all of its equity interest (100%) in us to Hunter Bates Mining Corporation (“Hunter Bates”), a Minnesota corporation, thereby making us a wholly owned subsidiary of Hunter Bates.  Hunter Bates is a sister company of ours and is a minerals exploration and development company based in Minneapolis, Minnesota and a wholly owned subsidiary of Wits Basin.

Share Exchange Agreement

On September 11, 2009, Wits Basin and Hunter Bates entered into a Share Exchange Agreement (the “Share Exchange Agreement”) with Princeton Acquisitions, Inc., a Colorado corporation (“Princeton”), whereby the shareholders of Hunter Bates would exchange their Hunter Bates securities, on a share-for-share basis, for securities of Princeton (the “Share Exchange”). Upon consummation of the Share Exchange, Hunter Bates will be a wholly owned subsidiary of Princeton.  Princeton is a company subject to the public reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and its common stock is currently quoted on the Over-the-Counter Bulletin Board (“OTCBB”) under the symbol “PRAQ.OB.”  Princeton has not had significant operations or assets since inception and has actively sought potential opportunities for an acquisition, sale or merger since inception in 1985.

Effective September 29, 2009, Princeton completed the Share Exchange with the shareholders of Hunter Bates. Immediately prior to the effectiveness of the Share Exchange, certain shareholders of Princeton sold 1,383,543 shares of Princeton common stock to Wits Basin for $262,500.  As a result of these transactions, Wits Basin holds approximately 94% of the issued and outstanding shares of Princeton common stock and accordingly, Princeton became a majority owned subsidiary of Wits Basin.